EXHIBIT 23.1


                               CONSENT OF COUNSEL


      We hereby consent to the use of our opinion included herein and to the incorporation by reference in this Registration Statement on Form S-1 of all references to this firm under the heading "Legal Matters" in the Prospectus constituting a part of the Registration Statement on Form S-1 of Transeastern Properties, Inc. (File No. 333-10375).







                                             STEARNS WEAVER MILLER WEISSLER
                                             ALHADEFF & SITTERSON, P.A.



Miami, Florida
November 19, 1996